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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          June 11, 1999


                                 LINDATECH INC.
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               (Exact name of registrant as specified in charter)




                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        1-12021                                           13-3848652
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(Commission file number)                      (IRS employer identification no.)



          One World Trade Center, 87th Floor, New York, New York 10048
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                    (Address of principal executive offices)


Registrant's telephone number, including area code          (212) 321-9531



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          (Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant.


        On June 11, 1999, registrant notified Goldstein Golub Kessler LLP, the independent accounting firm previously engaged as the principal accountant to audit the registrant's financial statements, of its dismissal. Such principal accountant's report on the registrant's financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the board of directors of the registrant. During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The following statements apply to the registrant's two most recent fiscal years and any subsequent interim period preceding the former accountant's dismissal (each of the described events is hereinafter referred to as a "reportable event"):

        (A) The former accountant did not advise the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

        (B) The former accountant did not advise the registrant that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management:

        (C) The former accountant did not advise the registrant of the need to expand significantly the scope of its audit, or that information had come to the accountant's attention during such time period that if further investigated may
(i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; and

        (D)(1) The former accountant did not advise the registrant that information had come to the accountant's attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal


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period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

        On December 10, 1998, registrant sold shares of its Common Stock, $.0001 par value per share, and non-voting Series A Convertible Preferred Stock which in the aggregate would equal, when fully issued and converted, approximately ninety percent (90%) of the Common Stock to several Australian purchasers, including Newton Grace Pty Limited ("Newton Grace"). Simultaneously with such purchase, Newton Grace sold all of the operating assets of its consumer electric good business to two wholly-owned Australian subsidiaries of the registrant. These transactions were treated as a reverse merger, for accounting purposes, and the historical financial statements of Newton Grace replaced those of the registrant. The historical financial statements of Newton Grace prior to these transactions were audited by PricewaterhouseCoopers. That firm has never audited the registrant's financial statements.

        On June 11, 1999, registrant engaged Ernst & Young LLP, a new independent accountant, as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging that accountant, neither the registrant nor anyone on its behalf consulted the newly engaged accountant regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits.

        16. Letter of Goldstein Golub Kessler LLP re: Change in Certifying Accountant.






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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LINDATECH INC.
                                    (Registrant)


Dated: June 15, 1999                By:  /s/ Adrian D. Wischer
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                                             Adrian D. Wischer
                                             President and CEO






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